SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2003

APPLETON PAPERS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-82084	36-2556469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Wisconsin Avenue Appleton, Wisconsin	54912-0359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (920) 734-9841

Item 7.  Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 7, 2003

Item 9.  Regulation FD Disclosure/Results of Operations and Financial Condition provided under Item 12 pursuant to Release 34-47583.

On May 7, 2003 Appleton Papers Inc. issued a press release announcing its results of operations for the quarterly period ended March 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This information is furnished under Item 12 of Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2003	APPLETON PAPERS INC.

By: /s/ Dane E. Allen
Dane E. Allen Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 7, 2003